Exhibit 99.3

GLOBAL PARTNERS LP

FOR IMMEDIATE RELEASE

Contacts:

Thomas A. McManmon Jr.	Edward J. Faneuil
Executive Vice President and	Executive Vice President,
Chief Financial Officer	General Counsel and Secretary
Global Partners LP	Global Partners LP
(781) 894-8800	(781) 894-8800

GLOBAL PARTNERS COMPLETES ACQUISITION OF REFINED PRODUCTS
TERMINAL IN BRIDGEPORT, CONNECTICUT

Waltham, Mass., May 9, 2006 — Global Partners LP (NYSE: GLP), one of New England’s largest wholesale distributors of distillates, gasoline, residual oil and bunker fuel to wholesalers, retailers and commercial customers, announced today it completed the acquisition of a refined petroleum products terminal in Bridgeport, Connecticut. The acquisition is expected to be accretive to Global Partners’ unitholders on a cash available for distribution basis.

The Bridgeport terminal, which was acquired from Connecticut Petroleum Wholesalers and one of its affiliates, has storage capacity for approximately 109,000 barrels of refined products, including #2 fuel oil and low sulfur diesel, and additional products.

“The Bridgeport acquisition provides Global a key location in southern Connecticut and complements our existing portfolio of bulk terminals,” said Eric Slifka, president and chief executive officer of Global Partners. “It also further strengthens our overall leadership position in the New England marketplace. Going forward, we will continue to target acquisitions of strategic assets and marketing businesses both within our existing area of operations and in locations that expand our geographic footprint.”

About Global Partners LP

Global Partners, a master limited partnership based in Waltham, Massachusetts, is one of the largest wholesale distributors of distillates (such as home heating oil, diesel and kerosene), gasoline, and residual oil and bunker fuel to wholesalers, retailers and commercial customers in New England. Global Partners trades on the New York Stock Exchange under the ticker symbol “GLP.”  For additional information, please visit www.globalp.com.

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Safe Harbor Statement

This news release may contain certain “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are identified as any statements that do not relate strictly to historical or current facts and can generally be identified by the use of forward-looking terminology including “may,” “believe,” “expect,” “anticipate,” “estimate,” “continue” or other similar words. Such statements may discuss future expectations for or contain projections of results of operations, financial condition or our ability to make distributions to unitholders or state other “forward-looking” information and include statements related to the expectation that the transaction will be accretive to Global Partners’ unitholders on a cash available for distribution basis; and Global Partners’ plan to continue to identify acquisition opportunities. Forward-looking statements are not guarantees of performance. Although we believe these forward-looking statements are based on reasonable assumptions, statements made regarding future results are subject to a number of assumptions, uncertainties and risks, many of which are beyond our control, which may cause future results to be materially different from the results stated or implied in this document. Additional information about risks and uncertainties that could cause actual results to differ materially from forward-looking statements is contained under the caption “Risk Factors” in our prospectus dated September 28, 2005 as filed with the Securities and Exchange Commission on September 29, 2005 pursuant to Rule 424(b) of the Securities Act of 1933. We refer you to our prospectus and to subsequent filings we make with the SEC, including our Annual Report on Form 10-K  for the period ended December 31, 2005, for additional information regarding our risks and uncertainties. All forward-looking statements included in this news release and all subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements speak only as of the date made, other than as required by law, and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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